[LOGO]

         A C C E S S             [Letterhead]
         FINANCIAL-TM-



                              ACCESS FINANCIAL LENDING CORP.

         The undersigned certifies that he/she is a Servicing Officer of Access Financial Lending Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


         1. The Monthly Report for the period 09/01/96 to 09/30/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

         2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

         3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is 1.10.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of October, 1996.




                           ACCESS FINANCIAL LENDING CORP.



                           By:   /S/ G V Busch
                                 ------------------------
                                 Name:   Gary V. Busch
                                 Title:  Vice President

                     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         PASS-THROUGH CERTIFICATES, SERIES 1996-1


                         Distribution Date:              10/15/96

             Amount reimbursable to the Servicer                       6,567.89
                                                                ---------------------
SENIOR CERTIFICATES
    1 (a)    Amount Available (including Monthly
             Servicing Fee)                                         2,053,106.37
      (b)    Class A-6 Interest Deficiency Amount               ----------------------
             (if any) and Class B-1 Interest Deficiency
             Amount (if any) withdrawn for prior
             Remittance Date                                                0.00
      (c)    Amount Available after giving effect to            ----------------------
             withdrawal of Class A-6 Interest Deficiency
             Amount and Class B-1 Interest Deficiency
             Amount for prior Remittance Date                       2,053,106.37
                                                                ----------------------


Interest
   2 Aggregate Interest (total):                                      669,213.65
                                                                ----------------------

     (a)    Class A-1 Remittance Rate                           6.4
                                                                ----------------------
     (b)    Class A-1 Interest                                        158,423.63
                                                                ----------------------
     (c)    Class A-2 Remittance Rate                           6.75
                                                                ----------------------
     (d)    Class A-2 Interest                                        148,275.00
                                                                ----------------------
     (e)    Class A-3 Remittance Rate                           6.975
                                                                ----------------------
     (f)    Class A-3 Interest                                        138,697.88
                                                                ----------------------
     (g)    Class A-4 Remittance Rate                           7.30
                                                                ----------------------
     (h)    Class A-4 Interest                                        73,699.58
                                                                ----------------------
     (i)    Class A-5 Remittance Rate                           7.575
                                                                ----------------------
     (j)    Class A-5 Interest                                       150,117.56
                                                                ----------------------

   3 Amount applied to:
     (a)    Unpaid Senior Interest Shortfall                               0.00
                                                                ----------------------

   4 Remaining:
     (a)    Unpaid Senior Interest Shortfall                               0.00
                                                                ----------------------


Principal                                               Count
      Prior Period Ending Schedule Balance                5,620     159,818,674.85
                                                   -----------------------------------

    5 Formula Principal Distribution Amount:
  (a) Scheduled principal                                               249,402.04
                                                                ----------------------
  (b) Principal Prepayments (PIF & Curtailments)           (10)         346,758.18
                                                   -----------------------------------
  (c) Liquidated Contracts                                  (3)          92,330.54
                                                   -----------------------------------
  (d) Repurchases (Principal)                                0                0.00
                                                   -----------------------------------
  (e) Accelerated Principal                                             412,210.65
                                                                ----------------------

                                                                      1,100,701.41
                                                                ----------------------


   6 Pool Count/Scheduled Principal Balance             5,607       159,130,184.09
                                                   -----------------------------------
   7 Unpaid Senior Principal Shortfall (if any)
     following prior Remittance Date                                          0.00
                                                                ----------------------
   8 Senior Percentage for such Remittance Date
     (Until Class B Cross-Over Date, and on each
     Remittance Date thereafter unless each Class B
     Principal Distribution Test is satisfied, equals
     Senior Principal Balance divided by Pool
     Scheduled Principal Balance)                               100.00
                                                                ----------------------

   9 Senior Percentage for the following
     Remittance Date                                            100.00
                                                                ----------------------

  10 Senior principal distribution:
     (a)     Class A-1                                                1,100,701.41
                                                                ----------------------
     (b)     Class A-2                                                        0.00
                                                                ----------------------
     (c)     Class A-3                                                        0.00
                                                                ----------------------
     (d)     Class A-4                                                        0.00
                                                                ----------------------
     (e)     Class A-5                                                        0.00
                                                                ----------------------

  11 (a)     Class A-1 Ending Principal Balance                      28,603,730.06
                                                                ----------------------
     (b)     Class A-2 Ending Principal Balance                      26,360,000.00
                                                                ----------------------
     (c)     Class A-3 Ending Principal Balance                      23,862,000.00
                                                                ----------------------
     (d)     Class A-4 Ending Principal Balance                      12,115,000.00
                                                                ----------------------
     (e)     Class A-5 Ending Principal Balance                      23,781,000.00
                                                                ----------------------


  12 Unpaid Senior Principal Shortfall (if any)
     following current Remittance Date                                        0.00
                                                                ----------------------



CLASS A-6 CERTIFICATES

   13 Class A-6 Amount Available                                            283,191.31
                                                                 -----------------------
Interest

   14 Aggregate Interest
      (a)  Class A-6 Remittance Rate (    %
           unless Weighted Average Contract
           Rate is below     %)                                  7.975
                                                                 -----------------------
      (b)  Class A-6 Interest                                                84,827.42
                                                                 -----------------------
   15 Amount applied to Unpaid Class A-6
      Interest Shortfall                                                          0.00
                                                                 -----------------------
   16 Amount applied to Class A-6 Interest
      Deficiency Amount                                                           0.00
                                                                 -----------------------
   17 Remaining unpaid Class A-6 Interest
      Deficiency Amount                                                           0.00
                                                                 -----------------------
   18 Remaining Unpaid Class A-6 Interest
      Shortfall                                                                   0.00
                                                                 -----------------------
Principal

   19 Formula Principal Distribution Amount (total):                              0.00
                                                                 -----------------------
      (a)  Scheduled principal                                                    0.00
                                                                 -----------------------
      (b)  Principal Prepayments                                                  0.00
                                                                 -----------------------
      (c)  Liquidated Contracts                                                   0.00
                                                                 -----------------------
      (d)  Repurchases                                                            0.00
                                                                 -----------------------
      (e)  Accelerated Principal                                                  0.00
                                                                 -----------------------
   20 Pool Scheduled Principal Balance                                  159,130,184.09
                                                                 -----------------------
   21 Class A-6 Percentage after prior
      Remittance Date                                            0.00
                                                                 -----------------------
   22 Class A-6 Percentage for such Remittance
      Date                                                       0.00
                                                                 -----------------------
   23 Class A-6 Percentage for the following
      Remittance Date                                            0.00
                                                                 -----------------------
   24 Class A-6 principal distribution:
      (a)  Class A-6 (current)                                                    0.00
                                                                 -----------------------
      (b)  Unpaid Class A-6 Principal Shortfall
           (if any) following prior Remittance Date                               0.00
                                                                 -----------------------
   25 Unpaid Class A-6 Principal Shortfall (if any)
      following current Remittance Date                                           0.00
                                                                 -----------------------
      Class A-6 Principal Balance                                        12,764,000.00
                                                                 -----------------------
Class B Principal Distribution Tests (tests must be satisfied
on or after the Remittance Date occurring in June 1999)                  n/a
                                                                 -----------------------


                                     Page 3

   26 Average Sixty-Day Delinquency Ratio Test
      (a)  Sixty-Day Delinquency Ratio for
           current Remittance Date                                                4.06%
                                                                 -----------------------
      (b)  Average Sixty-Day Delinquency Ratio
           (arithmetic average of ratios for this month
           and two preceding months; may not
           exceed   5     %)                                                      3.02%
                                                                 -----------------------
   27 Average Thirty-Day Delinquency Ratio Test
      (a)  Thirty-Day Delinquency Ratio for
           current Remittance Date                                               10.52%
                                                                 -----------------------
      (b)  Average Thirty-Day Delinquency Ratio
           (arithmetic average of ratios for this month
           and two preceding months; may not
           exceed  7    %)                                                        8.49%
                                                                 -----------------------
   28 Cumulative Realized Losses Test
      (a)  Cumulative Realized Losses for current
           Remittance Date (as a percentage of Cut-off
           Date Pool Principal Balance; may not exceed
           7% from June 1, 2000 to May 31, 2001, 8% from
           June 1, 2001 to May 31, 2002, 9% from June 1, 2002
           and thereafter)                                                        0.03%
                                                                 -----------------------
                                                                             53,675.45
                                                                 -----------------------
   29 Current Realized Losses Test
      (a)  Current Realized Losses for current
           Remittance Date                                                   31,945.81
                                                                 -----------------------
      (b)  Current Realized Loss Ratio (total Realized Losses
           during the 12 immediately preceding Collection
           Period, divided by the arithmetic average of Pool
           Scheduled Balances as of the preceding Collection
           Period and the Pool Scheduled Balance as of the
           last day of the immediately preceding Collection
           Period; may not exceed 2.75%)                                          0.03%
                                                                 -----------------------
   30 Class B Principal Balance Test
      (a)  Class B Principal Balance will be considered
           satisfied for any Remittance Date, that the sum
           of the Class B Principal Balance and the
           Overcollateralization Amount as of such Remittance
           Date, before giving effect to distributions on such
           Remittance Date, is greater than or equal
           to $3,239,614.                                                31,232,243.38
                                                                 -----------------------


                                     Page 4

CLASS B-1 CERTIFICATES

   31 Amount Available less the Senior Distribution
      Amount and Class A-6 Distribution Amount                              198,363.89
                                                                 -----------------------

Interest

   32 Class B-1 Remittance Rate                                  8.040
                                                                 -----------------------
   33 Class B-1 Interest                                                    117,591.70
                                                                 -----------------------
   34 Current Interest                                                      117,591.70
                                                                 -----------------------
   35 Amount applied to Unpaid Class B-1 Interest Shortfall                       0.00
                                                                 -----------------------
   36 Amount applied to Class B-1 Interest Deficiency Amount                      0.00
                                                                 -----------------------
   37 Remaining unpaid Class B-1 Interest Deficiency Amount                       0.00
                                                                 -----------------------
   38 Remaining Unpaid Class B-1 Interest Shortfall                               0.00
                                                                 -----------------------

Principal

   39 Unpaid Class B-1 Principal Shortfall (if any)
      following prior Remittance Date                                             0.00
                                                                 -----------------------
   40 (a)  Class B Percentage for such Remittance
           Date (until Class B Cross-over Date, and on
           each Remittance Date thereafter unless each
           Class B Principal Distribution Test is
           satisfied, equals zero. Thereafter, if each
           Class B Principal Distribution Test is
           satisfied, equals 100% minus Senior
           Percentage)                                           0.00
                                                                 -----------------------
      (b)  Class B Percentage for the following
           Remittance Date                                       0.00
                                                                 -----------------------
   41 Current Principal (Class B Percentage of Formula
      Principal Distribution Amount)                                              0.00
                                                                 -----------------------
   42 (a)  Class B-1 Principal Shortfall                                          0.00
                                                                 -----------------------
      (b)  Unpaid Class B-1 Principal Shortfall                                   0.00
                                                                 -----------------------
   43 Class B Principal Balance                                          27,124,000.00
                                                                 -----------------------
   44 Class B-1 Principal Balance                                        17,551,000.00
                                                                 -----------------------


CLASS B-2 CERTIFICATES

    45 Remaining Amount Available                                    80,772.19
                                                                ------------------

Interest

    46 Class B-2 Remittance Rate (   %, unless
       Weighted Average Contract Rate is less than   %)         10.125
                                                                ------------------
    47 Class B-2 Interest                                            80,772.19
                                                                ------------------
    48 Current Interest                                              80,772.19
                                                                ------------------
    49 Amount applied to Unpaid Class B-2 Interest Shortfall              0.00
                                                                ------------------
    50 Remaining Unpaid Class B-2 Interest Shortfall                      0.00
                                                                ------------------

Principal

    51 Unpaid Class B-2 Principal Shortfall (if any)
       following prior Remittance Date                                    0.00
                                                                ------------------
    52 Class B-2 Principal Liquidation Loss Amount                        0.00
                                                                ------------------
    53 Current principal (zero until Class B-1 paid
       down; thereafter, Class B Percentage of
       Formula Principal Distribution Amount)                             0.00
                                                                ------------------
    54 Class B-2 Principal Balance                                9,573,000.00
                                                                ------------------

SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".

    56 30-59 days                                                10,278,479.45
                                                                ------------------
    57 60 days or more                                            6,460,939.68
                                                                ------------------
    58 Manufactured Homes repossessed                                       14
                                                                ------------------
    59 Manufactured Homes repossessed but
       remaining in inventory                                               42
                                                                ------------------
    60 Weighted Average Contract Rate of all
       outstanding Contracts (Note: Does not include            9.4487845443
       servicing fee.)                                          ------------------


                                     Page 6


RESIDUAL CERTIFICATES
    61
    (a) Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company is not
        the Servicer, deducted from funds remaining
        after payment of Senior Distribution Amount,
        Class A-6 Distribution Amount, Class B-1
        Distribution Amount, and Class B-2 Distribution
        Amount, if the Company is the Servicer)                           0.00
                                                                ------------------
    (b) Monthly interest on certificate account:                          0.00
                                                                ------------------

CLASS A-6, CLASS B-1, AND CLASS B-2 CERTIFICATES
    62 Class A-4 Interest Deficiency on such Remittance Date
                                                                          0.00
                                                                ------------------
    63 Class B-1 Interest Deficiency on such Remittance Date
                                                                          0.00
                                                                ------------------
    64 Class B-2 Interest Deficiency on such Remittance Date
                                                                          0.00
                                                                ------------------

REPOSSESSED CONTRACTS
    65 Repossessed Contracts                                        304,662.61
                                                                ------------------
    66 Repossessed Contracts Remaining in Inventory
             (6 repurchases)                                      1,018,985.15
                                                                ------------------

ACCELERATED PRINCIPAL CALCULATION
    67 Remaining Amount Available                                         0.00
                                                                ------------------
    68 Accelerated Principal                                        412,210.65
                                                                ------------------

RESIDUAL CERTIFICATES
    69 Class "C" Distribution Amount (excess, if any,
       1/12 Weighted Net Contract Rate at beginning x pool
       scheduled balance at beginning MINUS the Certificate
       Interest [A-1 to B-2] Distribution Amount for date.)               0.00
                                                                ------------------

    70 Release Amount (if B-2 is zero)                                    0.00
                                                                ------------------
    71 Reimburse Residual Certificate Holder per
       Section 10.06 (REMIC Tax Matters)                                  0.00
                                                                ------------------
    72 Remaining to Residual Holder                                       0.00
                                                                ------------------

Please contact the Bondholder Relations Department of the Bank of New York at (212) 815-2793 with any questions regarding this Statement on your Distribution.

                                    Page 7